Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059	Form OPR-1A

	5/31/05	6/30/05	7/31/05	8/31/05	9/30/05	10/31/05
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	1,129	1,841	(33,863)	(2,121)	2,561	1,269
Marketable securities	2,714,983	2,694,984	2,674,956	2,634,988	2,564,950	2,512,428
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	2,776,112	2,756,825	2,701,093	2,692,867	2,627,511	2,573,697

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC	7,953,000	7,953,000	9,066,597	9,066,597	9,066,599	8,766,190
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	29,453,000	29,453,000	30,566,597	30,566,597	30,566,599	30,266,190

TOTAL ASSETS	32,229,112	32,209,825	33,267,690	33,259,464	33,194,110	32,839,887

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted November 4, 2005	Signed	/s/ Gary N. Thompson	Printed Name of Signatory Gary N. Thompson

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059	Form OPR-1B

	5/31/05	6/30/05	7/31/05	8/31/05	9/30/05	10/31/05
LIABILITIES:
Post-Petition debt (Sched. C)	32,949	68,952	29,660	31,239	24,143	32,270

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,189,263	138,225,266	138,185,974	138,187,553	138,180,457	138,188,584

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	(919,355)	(974,645)	122,512	112,707	54,449	(307,901)

TOTAL SHAREHOLDERS EQUITY	(105,960,151)	(106,015,441)	(104,918,284)	(104,928,089)	(104,986,347)	(105,348,697)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	32,229,112	32,209,825	33,267,690	33,259,464	33,194,110	32,839,887

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059	Form OPR-2

STATEMENT OF INCOME

	5/31/05	6/30/05	7/31/05	8/31/05	9/30/05	10/31/05
REVENUE:
Net investment income	6,453	6,257	8,237	6,820	8,751	7,539
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(6,977)	(6,977)	(6,977)	(6,977)	(6,977)	(6,977)
Board fees and expenses	0	0	0	0	(104)	0
Legal fees and expenses	(27,164)	(52,186)	(14,571)	(6,276)	(58,250)	(55,291)
Accounting fees and expenses	0	0	0	0	0	(4,488)
Filing fees and expenses	(1,676)	(2,384)	(2,706)	(2,792)	(1,676)	(2,724)
Miscelleanous	(250)	0	(423)	(580)	(3)	0

NET OPERATING INCOME / LOSS	(29,614)	(55,290)	(16,440)	(9,805)	(58,259)	(61,941)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Equity in operating earnings of AIC	0	0	767,127	0	0	(57,010)
Equity in unrealized losses of securities of AIC	0	0	346,469	0	0	(243,396)

TOTAL OTHER INCOME (EXPENSE)	0	0	1,113,596	0	0	(300,406)

NET INCOME (LOSS)	(29,614)	(55,290)	1,097,156	(9,805)	(58,259)	(362,347)

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059	Form OPR-3

SOURCES AND USE OF CASH

	5/31/05	6/30/05	7/31/05	8/31/05	9/30/05	10/31/05
CASH DIFFERENCE:
Current ending cash balance	1,129	1,841	(33,863)	(2,121)	2,561	1,269
Less ending prior month balance	(987)	(1,129)	(1,841)	33,863	2,121	(2,561)

NET CASH INCREASE (DECREASE)	142	712	(35,704)	31,742	4,682	(1,292)

SOURCES OF CASH:
Net income (loss)	(29,614)	(55,290)	1,097,156	(9,805)	(58,259)	(362,347)
Equity in earnings and unrealized losses of AIC	0	0	(1,113,596)	0	0	300,406

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	49,959	19,999	20,028	39,968	70,037	52,522
Increase in:
Post- petition debt	0	36,003	0	1,579	0	8,127
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	20,345	712	3,588	31,742	11,778	(1,292)

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post- petition debt	(20,203)	0	(39,292)	0	(7,096)	0
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	(20,203)	0	(39,292)	0	(7,096)	0

NET CASH INCREASE (DECREASE)	142	712	(35,704)	31,742	4,682	(1,292)

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059	SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	5/31/05	6/30/05	7/31/05	8/31/05	9/30/05	10/31/05
TRADE ACCOUNTS PAYABLE	32,949	68,952	29,660	31,239	24,143	32,270
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	32,949	68,952	29,660	31,239	24,143	32,270